555 Maryville University Drive - Suite 400, St. Louis , Missouri 63141 | 800.325.4466 | www.huttig.com Huttig Building Products Investor Presentation NASDAQ: HBP Spring 2016 Exhibit 99.2

Safe Harbor / Non-GAAP Financial Measure SAFE HARBOR / FORWARD LOOKING STATEMENT These presentation materials may contain forward-looking statements as defined by the U.S. Private Securities Litigation Reform Act of 1995 (“Reform Act”). Statements made in this presentation looking forward in time, including, but not limited to, statements regarding our current views with respect to future financial performance, the housing market, distribution channels, sales, supplier relationships, inventory levels, the ability to meet customer needs, competitive posture, obligations with respect to environmental remediation (including remediation of the Montana site in accordance with regulatory requirements and cost estimates), deterioration in our relationship with our unionized employees, including work stoppages or other disputes, and the financial impact of litigation or otherwise, are included pursuant to the “safe harbor” provision of the Reform Act. These statements present management’s expectations, beliefs, plans and objectives regarding our future financial performance and assumptions or judgments concerning such performance. These forward-looking statements are based on current projections, estimates, assumptions and judgments, and involve known and unknown risks and uncertainties. We disclaim any obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise. There are a number of other important factors that could cause our actual results or outcomes to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to, those detailed in Huttig’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the U.S. Securities and Exchange Commission (“SEC”) and other filings with the SEC, all of which are available on our website. Forward-looking statements should not be relied upon as a predictor of actual results. NON-GAAP FINANCIAL MEASURES Huttig defines Adjusted EBITDA as net income adjusted for interest, income taxes, depreciation and amortization and other special significant items. Huttig presents Adjusted EBITDA because it is a primary measure used by management, and by similar companies in the industry, to evaluate operating performance and Huttig believes it enhances investors’ overall understanding of the financial performance of our business. Additionally, Huttig defines Free Cash Flow as Adjusted EBITDA less capital expenditures.  Huttig presents Free Cash Flow because it is a meaningful indicator of cash available for the execution of Huttig’s business strategy.  Huttig defines Coverage Ratio as Adjusted EBITDA less capital expenditures divided by interest expense. The Coverage Ratio represents Huttig’s ability to meet financial obligations and its potential to fund growth opportunities. Adjusted EBITDA, Free Cash Flow, Coverage Ratio are not recognized terms under U.S. generally accepted accounting principles (“GAAP”) and do not purport to be alternatives to net income or operating cash flow as a measure of operating performance.  Huttig compensates for the limitations of using non-GAAP financial measures by using them to supplement GAAP results to provide a more complete understanding of the factors affecting the business. Because not all companies use identical calculations, Huttig’ s presentation of Adjusted EBITDA, Free Cash Flow, Coverage Ratio may not be comparable to other similarly titled measures of other companies.  The table in the appendix presents a reconciliation of Adjusted EBITDA to net income (loss) attributable to Huttig for the periods indicated. Huttig Building Products Spring 2016

Huttig Building Products Investor Presentation – Spring 2016 Company / Industry Overview Value Proposition / Strategy Overview Financial Overview Summary / Q&A Huttig Building Products Spring 2016

Company / Industry Overview Huttig Building Products Spring 2016

Company Overview $659.6 million 2015 Sales and Adjusted EBITDA* of $18.9 million Largest value-add millwork distributor in the U.S. Only national value-add distributor of both millwork and specialty building products Cover ~ 75% of US housing construction market A complex distribution network of 26 distribution centers with nationwide reach and localized service covering 4,000 customers, 700 suppliers, and distributing more than 70,000 sku’s (1) Management Estimates Huttig Building Products *See appendix for non-GAAP reconciliations. End Markets Served (1) Locations Spring 2016

Broad Specialty Product Offering Huttig Building Products $324.4 million, or 49% of 2015 total revenue Primary products Pre-hung exterior door units Pre-hung interior door units Door slabs, lights, and components Columns Stair parts and attic stairs Primary Manufacturers $264.7 million, or 40% of 2015 total revenue Primary products Composite decking and railing systems Composite trim and sheet goods Siding Connectors and fasteners Primary Manufacturers Millwork Products Specialty Building Products Wood Products $70.5 million, or 11% of 2015 total revenue Primary products Engineered wood packages Specialty and sanded plywood's Specialty panel products Flame retardant sheathing Radiant barrier sheathing Primary Manufacturers Spring 2016

Huttig provides value in the channel through sales, material handling and logistical expertise Home Builders Remodel Contractors Manufactured Homes Commercial Contractors OEM’s Pro Dealers Specialty Dealers Retailers BFS Stock Lansing Lowes Home Depot Wholesale Distributors Huttig BlueLinx Boise Building Products Manufacturers Therma Tru Masonite CPG Simpson Strong Tie LP Building Products The Value of Wholesale Distribution Access to the market Sales coverage and expertise Warehousing, logistics, and local services Many products require local value-add services that cannot effectively be provided by manufacturers Pre-hanging / pre-finishing doors, EWP design / cut services Many products require scale and do not lend themselves to direct distribution Huttig Building Products Value to Suppliers Value to Customers Access to local value-add services that require scale Access to the full breadth and depth of manufacturers’ product lines on a local level Ability to order in small quantities on an ‘as needed’ basis preserving capital Sales support and expertise to increase sales Spring 2016

Overview of U.S. Housing Market Source: US Dept of Commerce, US Census Bureau U.S. Housing Market Total Historical Starts (in millions) Huttig Building Products U.S. Professional Home Remodel Projects (in millions) Source: Real Estate Economics Hanley Wood Forecast 14.0 12.0 10.0 8.0 4.0 6.0 2.0 Spring 2016

The Opportunity Tomorrow Demographic Drivers Immigration Domestic migration Minority household gains Rise in nontraditional households Echo boomer generation forming independent households Aging house stock Tailored housing demand in support of aging, lifestyle and cultural preferences The Joint Center For Housing Studies of Harvard University forecasts average household growth of 1.2 million new household formations per year for the remainder of the decade.* Every year ~ 350,000 housing units reach the end of useful life and require replacement Huttig Building Products Spring 2016 *Based on U.S. Census Bureau’s latest population projections and review of demographic drivers; including single family, multi-family, and manufactured homes.

Value Proposition / Strategy Overview Huttig Building Products Spring 2016

Service Proposition Speed to Market – Next day delivery on inventoried items, 3 day production lead-times Technology – Customer interface, EDI, Pricing Continuous improvement through the use of metrics and reporting Service oriented, professional, technically superior sales / support teams Specialty Focused Brands / Products Partnered with the most preferred branded products by builders, contractors and consumers Focused on millwork and specialty building product categories that are complex; requiring expertise and scale Focused on products that are in the early stages of the product life cycle providing long-term, sustained growth Market Leadership with National Scale The largest value-add millwork distributor to the pro-channel in the U.S. The only national wholesale distributor that sells value-add millwork and specialty building products Unique Capabilities to Serve National Accounts Leverage our footprint, brands and unique product mix with multi-regional customers to provide consistency of service and reduced transaction costs Dedicated national accounts team focused on national/regional pro-dealers and R&R specialty dealers Huttig’s value proposition is unmatched in the industry Our Value Proposition Huttig Building Products Spring 2016

Speed to market Next day delivery of inventoried shelf items 3-day lead times on pre-hung interior and exterior door units 15-day lead times on pre-finished, pre-hung interior and exterior door units Our technology makes us the easiest distributor to work with in the industry and creates a competitive advantage by driving customer growth and reducing transaction costs Use key service metrics to drive continuous improvement in the services that are most important to customers and create differentiation in the market Fill rates Complete and on-time deliveries Quality Our service proposition is the foundation of our company and we are committed to outperforming our competitors and exceeding our customers’ expectations Strive to be the best service provider of every product we sell, in every market we serve Service Proposition Huttig Building Products Spring 2016

Specialty Focused Brand Portfolio Huttig represents the most preferred brands by consumers, builders and pro-dealers Huttig Building Products 2015 Sales by Product Category Spring 2016

Market Leadership with National Scale Huttig is located where the U.S. population is living, moving and building – Huttig’s coastal footprint fits a large population base; 63% of the U.S. population resides in coastal states Huttig Building Products Spring 2016

Being the largest value-add millwork distributor with the most preferred brands, broadest product offering, and largest geographical coverage area in the U.S. provides Huttig with a competitive advantage in securing and maintaining business with multi-location pro-dealers and retailers Consistent service levels and pricing across the customers’ geography adds value Consolidation continues to drive this important customer base which in many cases leads to increased opportunities Represents ~ 43% of total revenue Dedicated National Accounts sales team Unique Capabilities to Serve National Accounts Huttig is uniquely positioned to capture a significant share of regional / national pro-dealers and national retailers business Huttig Building Products Spring 2016

Strategic Overview - Timeline Huttig Building Products Spring 2016

HUTTIG BUILDING PRODUCTS

Our Path to Accelerate Growth and Performance

➢ Accelerate Growth

- Invest in organic growth opportunities to further penetrate the new construction and repair / remodel segments
  - Fully maximize market opportunities and existing capacity
  - Accelerate investment in new value-add services
- Acquisitions
  - Opportunistically pursue accretive, strategic acquisitions to increase market share, selectively expand geographical coverage, drive product line extensions and diversify the business

➢ Accelerate Performance

- Continue to execute initiatives to increase total gross profit, operating, and Adjusted EBITDA margins

Core Products / Segments Growth
(Wholesale Distribution Market)*



Top 15 Distributors $18 Billion (Huttig # 10)
74 Smaller Firms $11 Billion

*Source HCN Top 100 Distributor Scorecard September 2013. Excludes Co-ops.

Gross Profit, Operating , and Adjusted EBITDA* Margins	2012	2013	2014	2015
Total Gross Profit	19.3%	19.8%	19.7%	20.2%
Operating Margin (Continuing Ops)	0.5%	1.1%	1.3%	2.2%
Total Adjusted EBITDA*	1.1%	1.8%	2.1%	2.9%

*See appendix for non-GAAP reconciliations.

Huttig Building Products 17 Spring 2016

Financial Overview Huttig Building Products Spring 2016

Strategically and financially well-positioned to focus on profitable growth Nineteen consecutive quarters of year-over-year improvement in net income from continuing operations, excluding special significant items In the third quarter of 2015, the company released $21.7 million of valuation allowance related to deferred tax assets demonstrating confidence that the benefit of the NOL carryforwards will be utilized Reduces future tax cash payments on approximately $50 million of future pre-tax income $160 million ABL credit facility with $40 million accordion option expiring in May 2019 Total available liquidity of $68.1 million at December 2015, an improvement of $19.0 million compared to December 2014 Listed on NASDAQ in December 2013 Financial Review Huttig Building Products Spring 2016

Consolidated Financial Information Huttig Building Products Net Sales (in millions) Adjusted EBITDA* (in millions) Operating Expense Ratio Free Cash Flow˄* (in millions) *See appendix for non-GAAP reconciliations. Spring 2016 Internal Notes Net Sales (in millions) CFI $521.1 $561.5 $623.70000000000005 $659.6 2012 2013 2014 2015 Adjusted EBITDA* (in millions) CFI *See appendix for non-GAAP reconciliations. $5.8 $10.1 $12.8 $18.899999999999999 2012 2013 2014 2015 Free Cash Flow˄* (in millions) CFI Adj EBITDA less CAPEX ˄Defined as Adjusted EBITDA less Capex. Capex = $2.0 in 2011, $1.9 in 2012, $2.2 in 2014, $1.8 in 2014, and $2.8 in 2015 *See appendix for non-GAAP reconciliations. $3.9 $7.9 $11 $16.100000000000001 2012 2013 2014 2015 Borrowing Availability (in millions, excluding cash) Bal Sheet $24.3 $41.2 $48.6 $67.8 2012 2013 2014 2015 Coverage Ratio˄* (in millions) Bal Sheet ˄Defined as Adjusted EBITDA less Capex / Interest Capex = $1.9 in 2012, $2.2 in 2014, $1.8 in 2014, and $2.3 in 2015 *See Appendix for non-GAAP measures 1.3 3 4.4000000000000004 7 2012 2013 2014 2015 Operating Expense Ratio (in millions) Inc Stmt 0.189 0.187 0.183 0.18099999999999999 2012 2013 2014 2015 Adjusted EBITDA* (in millions) *See appendix for non-GAAP reconciliations. $5.8 $10.1 $12.8 $18.899999999999999 2012 2013 2014 2015

Balance Sheet / Access to Capital Huttig Building Products Borrowing Availability (in millions, excluding cash) Coverage Ratio˄* Spring 2016 ˄Defined as Adjusted EBITDA less Capex / Interest Capex = $1.9 in 2012, $2.2 in 2014, $1.8 in 2014, and $2.3 in 2015 *See Appendix for non-GAAP measures Credit Facility Bal Sheet $160 million Asset Backed Credit Facility with $40 million untapped accordion Low cost of capital with weighted average interest rate of 2.31% as of the end of 2015 Single fixed charge ration financial covenant of 1.05:1.00 Matures May 2019 Access to Capital Bal Sheet Available committed capacity of $67.8 million at the end of 2015 Approximately $35 million of value through sale leaseback of owned real estate Up to 25 million common shares and 5 million preferred shares authorized Other debt instruments Credit Facility Bal Sheet $160 million Asset Backed Credit Facility with $40 million untapped accordion Low cost of capital with weighted average interest rate of 2.31% as of the end of 2015 Single financial covenant, fixed charge coverage ratio of 1.05:1.00 Matures May 2019 Access to Capital Bal Sheet Available committed capacity of $67.8 million at the end of 2015 Approximately $35 million of value through sale leaseback of owned real estate Up to 25 million common shares and 5 million preferred shares authorized Other debt instruments

Strong Financial Momentum (In Millions) *See appendix for non-GAAP reconciliations. Huttig Building Products Huttig has Strong Adjusted EBITDA* Growth Spring 2016 2012 – 2015 EBITDA CAGR of 48%

Summary / Q&A Huttig Building Products Spring 2016

Strong Financial Results Nineteen consecutive quarters of year-over-year improvement in net income from continuing operations, excluding special significant items 2015 Adjusted EBITDA increased 48% to $18.9 million over prior year period 2015 Profit Margins increased 50 bps to 20.2% over prior year period 3-Year CAGR Revenue growth of 8.2% Significant Investments in the Business Investing in our owned facilities Adding sales resources Increasing recruiting efforts and building bench strength Upgrading IT infrastructure Replacing rolling stock Summary Housing Fundamentals Continue to Improve Still in the early stages of the housing recovery First-time home buyers have yet to come back Access to capital and strategically well positioned to drive profitable growth Viable internal investment and acquisition related strategic growth opportunities Increase share in core products / segments Selective geographic expansion Increase share through product and segment expansion Diversify the business Investing in 5 Key Focus Areas Profitable Growth Margin Enhancement Customer Interface Technology Automation Our People Business Highlights Strategy is Working Huttig Building Products Spring 2016

APPENDIX Spring 2016 Huttig Building Products

Reconciliation of Adjusted EBITDA to Net Income (Loss) Huttig Building Products Spring 2016 ($ in millions) 2012 2013 2014 2015 Net income (loss) (0.5) 3.2 2.2 26.0 Less: Income (loss) from discontinued operations, net of tax (0.4) (0.4) (3.6) (3.4) Income (loss) from continuing operations (0.1) 3.6 5.8 29.4 Interest expense, net 2.9 2.6 2.5 2.3 Provision (benefit) for income taxes - 0.1 - (17.2) Depreciation and amortization (i) 2.7 2.8 3.1 3.0 Goodwill impairment (ii) 1.9 - - - Gain on disposal of assets (iii) (2.4) - - (0.4) Restructuring charge (iv) - - - - Stock-based compensation (v) 0.8 1.0 1.4 1.8 Adjusted EBITDA 5.8 10.1 12.8 18.9 (i) Excludes amortization of bank loan origination fees, which are included in interest expense (ii) Represents non-cash goodwill impairment charges (iii) Represents the sale of previously closed facilities (iv) Represents the costs incurred for employee reductions and branch closures or consolidations (v) Represents non-cash stock-based compensation

555 Maryville University Drive - Suite 400, St. Louis , Missouri 63141 | 800.325.4466 | www.huttig.com Huttig Building Products Investor Presentation NASDAQ: HBP Spring 2016 Don Hake Corporate Controller & Treasurer Huttig Building Products, Inc. 314-216-2600 investor@huttig.com Rebecca Kujawa General Counsel Huttig Building Products, Inc. 314-216-2600 rkujawa@huttig.com Investor Relations Contacts